TEMPLETON GLOBAL
INVESTMENT TRUST
TEMPLETON REGION FUNDS:
  TEMPLETON GREATER EUROPEAN FUND
  TEMPLETON LATIN AMERICA FUND
ADVISOR CLASS
STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1997
700 Central Avenue
St. Petersburg, FL 33701 1-800/DIAL BEN


Contents                                                                 Page
How Do the Funds Invest Their Assets?...............................       2
What Are the Funds' Potential Risks?................................       6
Investment Restrictions.............................................       9
Officers and Trustees...............................................      11
Investment Management and Other Services............................      16
How Do the Funds Buy Securities For Their Portfolios?...............      17
How Do I Buy, Sell and Exchange Shares?.............................      18
How Are Fund Shares Valued?.........................................      20
Additional Information on Distributions and Taxes...................      20
The Funds' Underwriter..............................................      25
How Do the Funds Measure Performance?...............................      25
Miscellaneous Information...........................................      28
Financial Statements................................................      29
Useful Terms and Definitions........................................      29
Appendix............................................................      31

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Templeton Global Investment Trust (the "Trust") is an open-end management investment company with five separate series. There are four diversified series:
Templeton Growth and Income Fund ("Growth and Income Fund"); Templeton Global Infrastructure Fund ("Infrastructure Fund"); Templeton Greater European Fund ("Greater European Fund"); and Templeton Latin America Fund ("Latin America Fund"). There is also one non-diversified series, Templeton Americas Government Securities Fund ("Americas Government Securities Fund"). This SAI relates to the Advisor Class shares of the Greater European Fund and the Latin America Fund.

The Greater European Fund and the Latin America Fund may, separately or collectively, be referred to as the "Fund" or "Funds, "or individually by their respective names.

Greater European Fund's investment objective is long-term capital growth, which it seeks to achieve by investing in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia).

Latin America Fund's investment objective is long-term capital growth, which it seeks to achieve by investing in equity securities and debt obligations of issuers in Latin American countries.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; certain pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of the Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Funds' Advisor Class Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in a Fund. For a free copy, call 1-800/DIAL BEN or write a Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

         - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

         - are not deposits or obligations of, or guaranteed or endorsed by, any bank;

         - are subject to investment risks, including the possible loss of principal.


HOW DO THE FUNDS INVEST THEIR ASSETS?

Investment Policies. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "How Do the Funds Invest Their Assets?"

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager of each Fund will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Debt Securities. The Funds may invest in debt securities that are rated in any rating category by S&P or Moody's or that are unrated by any rating agency. As an operating policy, which may be changed by the Board without shareholder approval, neither Greater European Fund nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's Net Asset Value.

Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

Structured Investments. Included among the issuers of debt securities in which each Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which each Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although each Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent that such Fund's assets may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.

Convertible Securities. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

Futures Contracts. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements. Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Options on Securities, Indices and Futures. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, each Funds' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

The successful use of foreign currency futures will usually depend on the ability of the Investment Managers to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


WHAT ARE THE FUNDS' POTENTIAL RISKS?

Both Funds have the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Each Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Greater European Fund may invest a portion of its assets in Russian securities. There can be no assurance that appropriate sub-custody arrangements will be available to the Fund if and when the Fund seeks to invest a portion of its assets in Russian securities. As a non-fundamental policy, the Fund will not invest more than 5% of its total assets in Russian securities.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian issues deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U. S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and the Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and
(vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of an Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "How Do the Funds Invest Their Assets? - Types of Securities In Which Funds May Invest" in the Prospectus.


INVESTMENT RESTRICTIONS

The Funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, this means the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each Fund may not:

1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that a Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest more than 25% of its total assets in a single industry.

8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities For Their Portfolios?" as to transactions in the same securities for the Funds, other clients and/or mutual funds within the Franklin Templton Group of Funds.)

If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Restrictions. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, a Fund may not:

1. Purchase or retain securities of any company in which trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4. Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Purchase more than 10% of a company's outstanding voting securities.

8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).

HARRIS J. ASHTON              Trustee            Chairman of the Board, president and chief
Metro Center                                     executive officer of General Host Corporation
1 Station Place                                  (nursery and craft centers); a director of RBC
Stamford, Connecticut                            Holdings (U.S.A.) Inc. (a bank holding company)
Age 64                                           and Bar-S Foods; and director or trustee of 55 of
                                                 the investment companies in the Franklin
                                                 Templeton Group of Funds.

NICHOLAS F. BRADY*            Trustee            Chairman of Templeton Emerging Markets
102 East Dover Street                            Investment Trust PLC; chairman of Templeton
Easton, Maryland                                 Latin America Investment Trust PLC; chairman
Age 66                                           of Darby Overseas Investments, Ltd. (an
                                                 investment firm) (1994-present); chairman and
                                                 director of Templeton Central and Eastern
                                                 European Fund; director of the Amerada Hess
                                                 Corporation, Christiana Companies, and the
                                                 H.J. Heinz Company; formerly, Secretary of the
                                                 United States Department of the Treasury
                                                 (1988-January 1993) and chairman of the board
                                                 of Dillon, Read & Co. Inc. (investment banking)
                                                 prior to 1988; and director or trustee of 23 of the
                                                 investment companies in the Franklin Templeton
                                                 Group of Funds.

MARTIN L. FLANAGAN*           Trustee and Vice   Senior vice president, treasurer and chief financial
777 Mariners Island Blvd.     President          officer of Franklin Resources, Inc.; director and
San Mateo, California                            executive vice president of Templeton Investment
Age 36                                           Counsel, Inc.; a member of the International
                                                 Society of Financial Analysts and the American
                                                 Institute of Certified Public Accountants; formerly,
                                                 with Arthur Andersen & Company (1982-1983)
                                                 officer and/or director, as the case may be, of
                                                 other subsidiaries of Franklin Resources, Inc.; and
                                                 officer and/or director or trustee of 60 of the
                                                 investment companies in the Franklin Templeton
                                                 Group of Funds.



S. JOSEPH FORTUNATO           Trustee             Member of the law firm of Pitney, Hardin, Kipp
200 Campus Drive                                  & Szuch; a director of General Host Corporation
Florham Park, New Jersey                          (nursery and craft centers); and director or
Age 64                                            trustee of 57 of the investment companies in the
                                                  Franklin Templeton Group of Funds.


JOHN Wm. GALBRAITH            Trustee             President of Galbraith Properties, Inc. (personal
360 Central Avenue                                investment company); director of Gulf West
Suite 1300                                        Banks, Inc. (bank holding company)
St. Petersburg, Florida                           (1995-present); formerly, director of Mercantile
Age 75                                            Bank (1991-1995), vice chairman of Templeton,
                                                  Galbraith & Hansberger Ltd. (1986-1992), and
                                                  chairman of Templeton Funds Management, Inc.
                                                  (1974-1991); and director or trustee of 22 of the
                                                  investment companies in the Franklin Templeton
                                                  Group of Funds.

ANDREW H. HINES, JR.          Trustee             Consultant for the Triangle Consulting Group;
150 2nd Avenue N.                                 chairman and director of Precise Power
St. Petersburg, Florida                           Corporation; executive-in-residence of Eckerd
Age 73                                            College (1991-present); director of Checkers
                                                  Drive-In Restaurants, Inc.; formerly, chairman
                                                  of the board and chief executive officer of
                                                  Florida Progress Corporation (1982-February
                                                  1990) and director of various of its subsidiaries;
                                                  and director or trustee of 24 of the investment
                                                  companies in the Franklin Templeton Group of
                                                  Funds.

CHARLES B. JOHNSON*           Chairman of the     President, chief executive officer, and director of
777 Mariners Island Blvd.     Board and Vice      Franklin Resources, Inc.; chairman of the board
San Mateo, California         President           and director of Franklin Advisers, Inc. and
Age 63                                            Franklin Templeton Distributors, Inc.; director of
                                                  General Host Corporation (nursery and craft
                                                  centers) and Franklin Templeton Investor Services,
                                                  Inc.; and officer and/or director, trustee or managing
                                                  general partner, as the case may be, of most other
                                                  subsidiaries of Franklin Resources, Inc.; and 56 of
                                                  the investment companies in the Franklin Templeton
                                                  Group of Funds.

BETTY P. KRAHMER              Trustee             Director or trustee of various civic associations;
2201 Kentmere Parkway                             formerly, economic analyst, U.S. Government;
Wilmington, Delaware                              and director or trustee of 23 of the investment
Age 67                                            companies in the Franklin Templeton Group of
                                                  Funds.

GORDON S. MACKLIN             Trustee             Chairman of White River Corporation
8212 Burning Tree Road                            (information services); director of Fund America
Bethesda, Maryland                                Enterprises Holdings, Inc., MCI
Age 68                                            Communications Corporation, Fusion Systems
                                                  Corporation, Infovest Corporation, MedImmune,
                                                  Inc. Source One Mortgage Services Corporation,
                                                  and Shoppers Express, Inc. (on-line shopping
                                                  service); formerly, chairman of Hambrecht and
                                                  Quist Group, director of H&Q Healthcare
                                                  Investors and Lockheed Martin Corporation, and
                                                  president of the National Association of
                                                  Securities Dealers, Inc.; and director or trustee
                                                  of 52 of the investment companies in the
                                                  Franklin Templeton Group of Funds.

FRED R. MILLSAPS              Trustee             Manager of personal investments (1978-present);
2665 N.E. 37th Drive                              director of various other business and nonprofit
Fort Lauderdale, Florida                          organizations; formerly, chairman and chief
Age 67                                            executive officer of Landmark Banking
                                                  Corporation (1969-1978), financial vice president
                                                  of Florida Power and Light (1965-1969), and
                                                  vice president of The Federal Reserve Bank of
                                                  Atlanta (1958-1965); and director or trustee of
                                                  24 of the investment companies in the Franklin
                                                  Templeton Group of Funds.

EDITH E. HOLIDAY              Trustee            Director (1993 - present) of Amerada Hess
3239 38th Street, N.W.                           Corporation and Hercules Incorporated; director
Washington, D.C.  20016                          of Beverly Enterprises, Inc. (1995-present) and
Age 44                                           H. J. Heinz Company (1994-present); chairman
                                                 (1995 - present) and trustee (1993-present) of
                                                 National Child Research Center; formerly,
                                                 assistant to the President of the United States and
                                                 Secretary of the Cabinet (1990-1993), general
                                                 counsel to the United States Treasury
                                                 Department (1989-1990), and counselor to the
                                                 Secretary and Assistant Secretary for Public
                                                 Affairs and Public Liaison - United States
                                                 Treasury Department (1988-1989); and director
                                                 or trustee of 15 of the investment companies in
                                                 the Franklin Templeton Group of Funds.

MARK G. HOLOWESKO             President          President and director of Templeton Global
Lyford Cay                                       Advisors Limited; chief investment officer of
Nassau, Bahamas                                  global equity research for Templeton Worldwide,
Age 36                                           Inc.; president or vice president of the Templeton
                                                 Funds; formerly, investment administrator with Roy
                                                 West Trust Corporation (Bahamas) Limited
                                                 (1984-1985); and officer of 23 of the investment
                                                 companies in the Franklin Templeton Group of Funds.

RUPERT H. JOHNSON, JR.        Vice President     Executive vice president and director of Franklin
777 Mariners Island Blvd.                        Resources, Inc. and Franklin Templeton
San Mateo, California                            Distributors, Inc.; president and director of
Age 55                                           Franklin Advisers, Inc.; director of Franklin
                                                 Templeton Investor Services, Inc.; and officer
                                                 and/or director, trustee or managing general
                                                 partner, as the case may be, of most other
                                                 subsidiaries of Franklin Resources, Inc., and an
                                                 officer and/or director, as the case may be, of
                                                 most other subsidiaries of Franklin Resources,
                                                 Inc. and 60 of the investment companies in the
                                                 Franklin Templeton Group of Funds.

HARMON E. BURNS               Vice President      Executive vice president, secretary and director
777 Mariners Island Blvd.                         of Franklin Resources, Inc.; executive vice
San Mateo, California                             president and director of Franklin Templeton
Age 51                                            Distributors, Inc.; executive vice president of
                                                  Franklin Advisers, Inc.; officer and/or director,
                                                  as the case may be, of other subsidiaries of
                                                  Franklin Resources, Inc.; and officer and/or
                                                  director or trustee of 60 of the investment
                                                  companies in the Franklin Templeton Group of
                                                  Funds.

CHARLES E. JOHNSON            Vice President      Senior vice president and director of Franklin
500 East Broward Blvd.                            Resources, Inc.; senior vice president of
Fort Lauderdale, Florida                          Franklin Templeton Distributors, Inc.; president
Age 40                                            and director of Franklin Institutional Service
                                                  Corporation; president and chief executive
                                                  officer of Templeton Worldwide, Inc.; chairman
                                                  of the board of Templeton Investment Counsel,
                                                  Inc.; officer and/or director, as the case may be,
                                                  of other subsidiaries of Franklin Resources, Inc.;
                                                  and an officer and/or director or trustee of 39 of
                                                  the investment companies in the Franklin
                                                  Templeton Group of Funds.

DEBORAH R. GATZEK             Vice President      Senior vice president and general counsel of
777 Mariners Island Blvd.                         Franklin Resources, Inc.; senior vice president
San Mateo, California                             of Franklin Templeton Distributors, Inc.; vice
Age 47                                            president of Franklin Advisers, Inc. and officer
                                                  of 60 of the investment companies in the
                                                  Franklin Templeton Group of Funds.

SAMUEL J. FORESTER, JR.       Vice President      Vice president of 10 of the investment companies in the
500 East Broward Blvd.                            in the Franklin Templeton Group of Funds; formerly,
Fort Lauderdale, Florida                          president of the Templeton Global Bond Managers
Age 48                                            division of Templeton Investment Counsel, Inc.;
                                                  founder and partner of Forester, Hairston Investment
                                                  Management  (1989-1990); managing director (Mid-East
                                                  Region) of Merrill Lynch, Pierce, Fenner &
                                                  Smith Inc. (1987-1988); and advisor for Saudi
                                                  Arabian Monetary Agency (1982-1987.

JOHN R. KAY                   Vice President      Vice president and treasurer Templeton
500 East Broward Blvd.                            Worldwide, Inc.; assistant vice president of
Fort Lauderdale, Florida                          Franklin Templeton Distributors, Inc.; formerly,
Age 56                                            vice president and controller of the Keystone
                                                  Group, Inc.; and officer of 27 of the investment
                                                  companies in the Franklin Templeton Group of
                                                  Funds.

GARY R.CLEMONS                Vice President      Research analyst for Templeton Investment
500 East Broward Blvd.                            Counsel, Inc. (1993-present); formerly, research
Fort Lauderdale, Florida                          analyst for Templeton Quantitative Advisors,
Age 39                                            Inc.

DOUGLAS R. LEMPEREUR          Vice President      Senior vice president of the Templeton Global
500 East Broward Blvd.                            Bond Managers Division of Templeton
Fort Lauderdale, Florida                          Investment Counsel, Inc.; formerly, securities
Age 47                                            analyst for Colonial Management Associates
                                                  (1985-1988), Standish, Ayer & Wood
                                                  (1977-1985), and The First National Bank of
                                                  Chicago (1974-1977); and officer of 3 of the
                                                  investment companies in the Franklin Templeton
                                                  Group of Funds.

NEIL S. DEVLIN                Vice President      Senior vice president, Portfolio Management/
500 East Broward Blvd.                            Research, of the Templeton Global Bond
Fort Lauderdale, Florida                          Managers division of Templeton Investment
Age 39                                            Counsel, Inc.; formerly, portfolio manager and
                                                  bond analyst for Constitutional Capital
                                                  Management (1985-1987); and a bond trader and
                                                  research analyst for Bank of New England
                                                  (1982-1985); and officer of 4 of the investment
                                                  companies in the Franklin Templeton Group of
                                                  Funds.


STEPHEN S. OLER                Vice President     Vice president, Templeton Investment Counsel,
500 East Broward Blvd.                            Inc.; formerly, global portfolio manager and
Fort Lauderdale, FLorida                          senior vice president of Baring Asset  Management,
Age 35                                             Inc. (1985-1996).





ELIZABETH M. KNOBLOCK        Vice President -     General counsel, secretary and a senior vice
500 East Broward Blvd.       Compliance           president of Templeton Investment Counsel, Inc.;
Fort Lauderdale, Florida                          formerly, vice president and associate general
Age 41                                            counsel of Kidder Peabody & Co. Inc.
                                                  (1989-1990), assistant general counsel of Gruntal &
                                                  Co., Inc. (1988), vice president and
                                                  associate general counsel of Shearson Lehman
                                                  Hutton Inc. (1988), vice president and assistant
                                                  general counsel of E.F. Hutton & Co. Inc.
                                                  (1986-1988), and special counsel of the Division of
                                                  Investment Management of the Securities and
                                                  Exchange Commission (1984-1986); and officer of
                                                  23 of the investment companies in the Franklin
                                                  Templeton Group of Funds.


JAMES R. BAIO                 Treasurer           Certified public accountant; senior vice president
500 East Broward Blvd.                            of Templeton Worldwide, Inc., and Templeton Funds
Fort Lauderdale, Florida                          Trust Company; formerly, senior tax manager
Age 42                                            for Ernst & Young (certified public accountants)
                                                  (1977-1989); and treasurer of 23 of the
                                                  investment companies in the Franklin Templeton
                                                  Group of Funds.

BARBARA  J. GREEN            Secretary            Senior vice president of Templeton
500 East Broward Blvd.                            Worldwide, Inc. and an officer of other
Fort Lauderdale, Florida                          subsidiaries of Templeton Worldwide, Inc.;
Age 49                                            formerly, deputy director of the Division of
                                                  Investment Management, executive assistant and
                                                  senior advisor to the  chairman, counsellor to
                                                  the chairman, special counsel and attorney fellow,
                                                  U.S Securities and Exchange Commission (1986-1995);
                                                  attorney, Rogers & Wells, and judicial clerk, U.S.
                                                  District Court (District of Massachusetts); and
                                                  secretary of 23 of the investment companies in the
                                                  Franklin Templeton Group of Funds.



* Nicholas F. Brady, Martin L. Flanagan and Charles B. Johnson are "interested persons" of the Trust under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles
     B. Johnson is an interested person due to his ownership interest in Resources, and Martin L. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr.
     Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining
     Board members of the Trust are not interested persons (the "independent members of the Board").


The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each Fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                           Total Fees           Number of Boards in
                                                     Total Fees         Received from the     the Franklin Templeton
                                                    Received from      Franklin Templeton       Group of Funds on
Name                                                 the Trust 1        Group of Funds 2       Which Each Serves 3
Harris J. Ashton.................................        $425              $ 339,592                    55
Nicholas F. Brady................................         425                119,275                    23
F. Bruce Clarke 4................................         479                 69,500                     0
Hasso-G von Diergardt-Naglo 5....................         425                 66,375                     0
S. Joseph Fortunato..............................         425                356,412                    57
John Wm. Galbraith...............................         325                102,475                    22
Andrew H. Hines, Jr..............................         809                130,525                    24
Edith E. Holiday 6...............................         -0-                 15,470                    15
Betty P. Krahmer.................................         425                119,275                    23
Gordon S. Macklin................................         755                331,542                    52
Fred R. Millsaps.................................         479                130,542                    24


1 For the fiscal year ended March 31, 1996.
2 For the calendar year ended December 31, 1996.
3 We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 164 U.S. based funds or series.
4 Mr. Clarke resigned as a Trustee on October 20, 1996.
5 Mr. von Diergardt resigned as a Trustee on December 31, 1996.
6 Ms. Holiday was elected to the Board on December 3, 1996.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 1, 1996, the officers and Board members, as a group, owned of record and beneficially no shares of Greater European Fund and approximately 89 shares, or less than 1% of the total outstanding shares of Latin America Fund.

Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Managers and Services Provided. Greater European Fund's Investment Manager is Templeton Global Advisors Limited ("TGAL"). Latin America Fund's Investment Manager is Templeton Investment Counsel, Inc. ("TICI"). Each Fund's Investment Manage, provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. TGAL renders its services to Greater European Fund from outside the U.S. Each Investment Manager's activities are subject to the review and supervision of the Board to whom each Investment Manager render periodic reports of each Fund's investment activities. Each Investment Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies or funds and accounts. Each Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of a Fund. Similarly, with respect to a Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is not obligated to refrain from investing in securities held by a Fund or other funds that it manages. Of course, any transactions for the accounts of an Investment Manager and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Investment Management Fees. Under its investment management agreement, Greater European Fund pays TGAL a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays TICI a monthly fee equal on an annual basis to 1.25% of its average daily net assets. Each class pays its proportionate share of the management fee.

For the fiscal period from May 8, 1995 to March 31, 1996, before fee reductions and expense limitations, Greater European Fund's investment management fees totaled $24,741 and Latin America Fund's management fees totaled $44,350.
Under an agreement by each Investment Manager to limit its fee, Greater European Fund and Latin America Fund paid no management fees for the fiscal period ended March 31, 1996.

Investment Management Agreement. The investment management agreement for Greater European Fund is in effect until July 31, 1997 and the investment management agreement for Latin America Fund is in effect until July 31, 1997. The investment management agreement for each Fund may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the investment management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each investment management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, or by the respective Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. FT Services provides certain administrative services and facilities for the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under the administration agreement, the Trust pay FT Services a monthly administration fee equal to an annual rate of 0.15% of combined average daily net assets of the funds included in the Trust up to $200 million, 0.135% of such combined average daily net assets over $200 million up to $700 million, 0.10% of such combined average daily net assets over $700 million up to 1.2 billion, and 0.075% of such combined average daily net assets over $1.2 billion. The fee is allocated among the Trust's five series of shares according to their respective average daily net assets. Each class of shares of each of the

Trust's five series of shares pays a portion of the fee, determined by the proportion of the series that it represents.

For the fiscal period from May 8, 1995 to March 31, 1996, before fee reductions and expense limitations, the Funds' administrative services fees totaled $4,949 for the Greater European Fund and $5,322 for the Latin America Fund. Under an agreement by FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) to limit its fees, each Fund paid no administrative services fees for such fiscal period. After August 1, 1997, this agreement may end at any time upon notice to the Board.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017 are the Funds' independent auditors. During the fiscal year ended March 31, 1996, their auditing services consisted of rendering opinions on the financial statements of each Fund included in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 1996, and review of the Trust's filings with the SEC and the IRS. Advisor Class shares of the Funds were not offered to the public before January 1, 1997.


HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

The selection of brokers and dealers to execute transactions in each Fund's portfolio is made by the Fund's Investment Manager in accordance with criteria set forth in the investment management agreement and any directions that the Board may give.

When placing a portfolio transaction, each Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by a Fund is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on, among others, the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Each Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

In placing orders to effect transactions for a Fund, an Investment Manager may pay to particular brokers commissions that are higher than another broker might charge, if the Investment Manager determines in good faith that the amount of commission paid is reasonable in relation to the value of the brokerage and research services to be received, viewed in terms of the particular transaction or the Investment Manager's overall responsibilities with respect to client accounts for which the Investment Manager exercises investment discretion. Services received by an Investment Manager may include, among other things, information relating to particular companies, markets or countries, local, regional, national or transnational economies, statistical data, quotations and other securities pricing information and other information which provide lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. The services received may not always be of direct benefit to the Fund, but must be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by an Investment Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits each Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, each Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares (which shall be deemed to include also shares of other funds which have either the same investment adviser or an investment adviser affiliated with a Fund's Investment Manager) may also be considered a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next investment management fee payable to that Fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by an Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the fiscal period indicated below, each Fund paid the following brokerage commissions:

                                                                 MAY 8, 1995
                                                                     TO
                                                                MARCH 31, 1996
--------------------------------------------------------------------------------

Greater European Fund.......................................         $17,067
Latin America Fund..........................................          20,945

As of March 31, 1996, neither Fund owned securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

Additional Information on Buying Shares

Securities laws of states where a Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Additional Information on Exchanging Shares

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

Additional Information on Selling Shares

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if a Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your securities dealer.

Redemptions in Kind. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets and you may incur brokerage fees in converting the securities to cash. Each Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

General Information

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by a Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class of each Fund separately as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Trust is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by an Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class for each Fund is not calculated. Thus, the calculation of the Net Asset Value of each class for each Fund does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

Distributions

You may receive two types of distributions from a Fund:

1. Income dividends. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in a Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by a Fund as of October 31 of that year. Any net short-term and net long-term capital gains realized by a Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to a Fund's shareholders. Each Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

Taxes

As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Dividends of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of the length of time you have held the Fund's shares, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to you, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to you or, in some cases, as capital gain. You will be notified annually as to the federal tax status of dividends and distributions you receive and any tax withheld thereon.

Distributions by a Fund reduce the Net Asset Value of the Fund shares. Should a distribution reduce the Net Asset Value below your cost basis, the distribution nevertheless would be taxable to you as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to you as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed if you do not itemize deductions, but in such case you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to you as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.

If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares, or as a capital gain.

Upon the sale or exchange of your shares, you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and generally will be long-term if your holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by you on the sale of a Fund's shares held by you for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains you received with respect to such shares.

In some cases, you will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of your shares. This prohibition generally applies where (i) you incur a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and
(iii) you subsequently acquire shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (i) you fail to furnish a Fund with your correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies you or a Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. You are advised to consult your own tax advisers for details with respect to the particular tax consequences of an investment in a Fund.


THE FUNDS' UNDERWRITER

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for all classes of each Fund's shares. Each underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from a Fund for acting as underwriter with respect to the Advisor Class shares.

Distributors and/or its affiliates provide financial support to various Securities Dealers which sell shares of the Franklin Templeton Group of Funds. Such support is based primarily upon the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of Securities Dealers' sales and marketing efforts in the Franklin Templeton Group of Funds; Securities Dealers' support of, and participation in, Distributors' marketing programs; Securities Dealers' compensation programs for their registered representatives; and the extent of the Securities Dealers' marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds which have distribution plans pursuant to Rule 12b-1, from payments to Distributors pursuant to such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the Rules of the NASD.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Total Return

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees.

The average annual total return for Advisor Class of Greater European Fund for the one-year period ended September 30, 1996 and since inception (May 8, 1995) would have been 12.16% and 7.62%, respectively. The average annual total return Advisor Class of Latin America Fund for the one-year period ended September 30, 1996 and since inception (May 8, 1995) would have been 9.86% and 8.63%, respectively.

These figures were calculated according to the SEC formula:

                                P(1+T)(n) = ERV

where:

P      =  a hypothetical initial payment of $1,000
T      =  average annual total return
n      =  number of years
ERV    =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Cumulative Total Return. The Funds may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over the period. The cumulative total return for Advisor Class of Greater European Fund for the one-year period ended September 30, 1996, and since inception (May 8, 1995) would have been 12.16% and 10.82%, respectively. The cumulative total return for Advisor Clas of Latin America Fund for the one-year period ended September 30, 1996, and since inception (May 8, 1995) would have been 9.86% and 12.28%, respectively.

Volatility

Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge, if applicable, and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

A Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Templeton Funds.

Comparisons and Other Information

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

From time to time, each Fund and its Investment Manager may also refer to the following information:

(1) Each Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

(4) The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, each Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12) The number of shareholders in a Fund or the aggregate number of shareholders of the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         -        "Diversify by company, by industry and by country."

         -        "Always maintain a long-term perspective."

         -        "Invest for maximum total real return."

         -        "Invest - don't trade or speculate."

         -        "Remain flexible and open-minded about types of investment."

         -        "Buy low."

         - " When buying stocks, search for bargains among quality stocks."

         -        "Buy value, not market trends or the economic outlook."

         - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         -        "Do your homework or hire wise experts to help you."

         -        "Aggressively monitor your investments."

         -        "Don't panic."

         -        "Learn from your mistakes."

         -        "Outperforming the market is a difficult task."

         - "An investor who has all the answers doesn't even understand all the questions."

*Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Trust's Board on April 16, 1995. He is no longer involved with the investment management process.

         -        "There's no free lunch."

         - "And now the last principle: Do not be fearful or negative too often."

MISCELLANEOUS INFORMATION

A Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

The Trust is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based mutual funds to the public. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The DALBAR Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.


 As of December 1, 1996, the principal shareholders of each Fund, beneficial or of record, are as follows:

                                  Share
Name and Address                 Amount    Percentage
----------------                 ------    ----------
GREATER EUROPEAN
 FUND - CLASS I
Templeton Global
 Investors, Inc.                 50,144       8%
c/o Barry R. Forbes
500 E. Broward Blvd.
 Ste. 2100
Ft. Lauderdale, FL 33394

Merrill Lynch Pierce             50,978      8%
 Fenner & Smith, Inc.
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32232-5286

PaineWebber                      49,841       8%
FBO American Guaranty
 & Trust Co.
Sara Brianne Kiner Trust
PO Box 15627
Wilmington, DE 19850-5627

                                  Share
Name and Address                 Amount    Percentage
----------------                 ------    ----------

GREATER EUROPEAN
 FUND - CLASS II
Templeton Global
 Investors, Inc.                49,979        34%
c/o Barry R. Forbes
500 E. Broward Blvd.
 Ste. 2100
Ft. Lauderdale, FL 33394-3091


LATIN AMERICA
 FUND - CLASS I
Templeton Global
 Investors, Inc.                 50,577        7%
c/o Barry R. Forbes
500 E. Broward Blvd.
 Ste. 2100
Ft. Lauderdale, FL 33394

                                  Share
Name and Address                 Amount    Percentage
----------------                 ------    ----------

GROWTH AND INCOME FUND
Templeton Global
 Investors, Inc.                 106,102       7%
c/o Kenneth A. Lewis
500 E. Broward Blvd.
 Ste. 2100
Ft. Lauderdale, FL 33394


AMERICAS GOVERNMENT
 SECURITIES FUND
Templeton Global
 Investors, Inc.                 293,011      68%
c/o Mike Corcoran
500 E. Broward Blvd.
 Ste. 2100
Ft. Lauderdale, FL 33394

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of a Fund, for the fiscal year ended March 31, 1996, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund, for the six months ended September 30, 1996, are incorporated herein by reference. These audited financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.


USEFUL TERMS AND DEFINITIONS

1933 Act - Securities Act of 1933, as amended

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - Each Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the respective Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin Templeton Distributors, Inc., each Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds, the Templeton Funds and Mutual Series.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R), the Templeton Group of Funds and Mutual Series.

FT Services - Franklin Templeton Services, Inc.

Investment Manager - Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas for Greater European Fund or Templeton Investment Counsel, Inc., Broward Financial Centre, Fort Lauderdale, FL 33394-3091 for Latin America Fund (collectively, the "Investment Managers.")

Investor Services - Franklin Templeton Investor Services, Inc., each Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - the value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The Net Asset Value per share is determined by dividing the Net Asset Value of a Fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. Advisor Class has no front-end sales charge.

Prospectus - The prospectus for the Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDIX

Corporate Bond Ratings

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

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